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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2015

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Stockholders of Advance Auto Parts, Inc. (“Company”) held May 20, 2015, the Company's stockholders re-elected John F. Bergstrom, John C. Brouillard, Fiona P. Dias, John F. Ferraro, Darren R. Jackson, Adriana Karaboutis, William S. Oglesby, J. Paul Raines, Gilbert T. Ray, Carlos A. Saladrigas, O. Temple Sloan, III and Jimmie L. Wade to serve as members of the Company's Board of Directors (“Board”) until the 2016 annual meeting of stockholders.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
The 2015 Annual Meeting of Stockholders of the Company was held on Wednesday, May 20, 2015. The following matters were submitted to a vote by the stockholders: (1) election of twelve directors to serve as members of the Board until the 2016 Annual Meeting of Stockholders, (2) non-binding advisory vote to approve the compensation of the Company's named executive officers, (3) ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2015, and (4) a non-binding advisory vote on a stockholder proposal regarding the ability of stockholders to act by written consent.

All nominees were elected to the Board of Directors with the following vote counts:

	FOR	WITHHELD
John F. Bergstrom	61,989,957	1,152,032
John C. Brouillard	62,486,074	655,915
Fiona P. Dias	62,792,674	349,315
John F. Ferraro	62,527,193	614,796
Darren R. Jackson	62,477,633	664,356
Adriana Karaboutis	62,802,852	339,137
William S. Oglesby	62,541,479	600,510
J. Paul Raines	62,624,521	517,468
Gilbert T. Ray	61,367,540	1,774,449
Carlos A. Saladrigas	62,650,164	491,825
O. Temple Sloan, III	62,439,565	702,424
Jimmie L. Wade	62,311,993	829,996

There were 3,664,697 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
62,053,319	724,290	364,380	3,664,697

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2015. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS
65,306,328	1,205,380	294,978

A majority of the Company’s outstanding shares (58.75% of shares voted) were cast against the non-binding advisory stockholder proposal regarding the ability of stockholders to act by written consent. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
25,609,183	37,101,618	431,188	3,664,697

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 27, 2015	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.